                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06024
                  ---------------------------------------------

                         THE BRAZILIAN EQUITY FUND, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
         -----------------------------------------------------------
         (Address of Principal Executive Offices)       (Zip Code)

                                Hal Liebes, Esq.
                         The Brazilian Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: March 31, 2004

Date of reporting period: April 1, 2003 to March 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[BZL LISTED NYSE(R) LOGO]

3910-AR-04


THE BRAZILIAN EQUITY FUND, INC.

ANNUAL REPORT
MARCH 31, 2004

CONTENTS

Letter to Shareholders                                                 1

Portfolio Summary                                                      4

Schedule of Investments                                                5

Statement of Assets and Liabilities                                    7

Statement of Operations                                                8

Statement of Changes in Net Assets                                     9

Financial Highlights                                                  10

Notes to Financial Statements                                         12

Report of Independent Auditors                                        17

Results of Annual Meeting of Shareholders                             18

Tax Information                                                       18

Information Concerning Directors and Officers                         19

Proxy Voting                                                          22

Privacy Policy Notice                                                 23

LETTER TO SHAREHOLDERS

                                                                     May 6, 2004

DEAR SHAREHOLDER:

We are writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2004. While the shareholders have approved the liquidation of the Fund, it is subject to the receipt of an exemptive order from the Securities and Exchange Commission, which the Fund has applied for but which has not been issued as of the date of this letter.

The Fund's net asset value ("NAV") on March 31, 2004 was $7.25 per share, compared with $3.85 per share on March 31, 2003. The Fund's total return, based on NAV and assuming reinvestment of dividends, for the fiscal year ended March 31, 2004 was 91.91%, compared with an increase of 102.35% for the Morgan Stanley Capital International Brazil Index.* The Fund had a solid showing in absolute terms, but lagged its benchmark. This was largely due to sector and industry concentration limits that made it difficult for the Fund to make aggressive bets relative to the benchmark. In addition, the Fund avoided or was underweight certain volatile, higher-risk stocks (e.g., those of highly leveraged companies) that surged upward in the period. These included specific telecommunications and metals & mining stocks.

THE MARKET

The period was a very positive one for Brazil's stock market, some late-period weakness notwithstanding. As with almost all emerging stock markets, Brazil was aided by an improving outlook for the U.S. and global economies, better liquidity conditions, rising commodity prices and a general decline in geopolitical risk. Locally, Brazilian equities were also helped by optimism regarding the new administration's reform goals and by a supportive interest-rate backdrop. (The country's currency strengthened in this environment, boosting local returns for U.S.-dollar based investors.)

Under President Lula, some reforms indeed took hold in the period, including reform of the country's civil-servant pension program. This progress and hopes for further reforms were reflected in investors' confidence in the market through much of the period. In related developments, Brazil received an extension of an International Monetary Fund package agreement in the fourth quarter of 2003, and a major credit agency raised its rating on Brazil from B to B+.

Regarding monetary policy, Brazil's central bank steadily lowered short-term interest rates over the course of 2003, from 26.5% at the start of the year to 16.5% by December. This trend was welcomed by investors and seen as essential for an economy that has suffered below-potential growth for some years now.

However, as 2004 began, several local factors caused Brazil's equity market to stall. Investors were quick to take profits when Brazil's central bank appeared to place its interest-rate policy on hold. In addition, certain negative political developments (including a scandal within the executive branch) cast more uncertainty. There was also a rise in corporate-governance concerns in Brazil, mostly relating to controversial merger & acquisition activity. Most visibly, a Brazilian beverage company announced a merger with a European company that greatly favored a few majority shareholders at the expense of the minority shareholder base.

THE PORTFOLIO

Near the end of the period we made some defensive-type adjustments, given the uncertainties that had entered the picture in 2004's first quarter. We modestly increased our cash position, eliminated our exposure to certain smaller-cap stocks and purchased some high dividend-paying companies generating strong cash flows.

In terms of sector allocation, we reduced our weighting in the consumer area, took some profits in our steel holdings and raised our exposure to the telecommunications and banking sectors. The increase in telecommunications stocks was based on what we viewed as attractive valuations for the integrated players and strong growth momentum in cellular usage. The increased exposure to banks was based on the group's relatively good earnings visibility and the recent shift in interest-rate perceptions (i.e., rates seen as likely being higher for longer, which we see as a net benefit to Brazilian banks). Finally, we restructured our position in the beverage area, in response to the significant mergers and acquistions activity announced early in 2004 and its far-reaching implications for the sector.

OUTLOOK

Looking ahead, we believe that Brazilian equities could remain volatile for a spell, with limited near-term upside potential. One main threat to the market we see--aside from any unsettling geopolitical events that might elevate risk-aversion--is a trend of rising U.S. interest rates. The U.S. Federal Reserve is likely to begin to lift rates from historically low levels this year, given factors such as strong GDP growth, improving employment and retail sales data and high commodity prices. If so, this could weigh on Brazilian assets, given the country's relatively high sensitivity to the cost of capital.

Another source of uncertainty is local politics. The new administration made progress on reform in 2003, and generally regained credibility from the international financial community. However, much is expected locally in the way of social results this year. Lula, while slipping in approval polls, remains above 50%, despite the consumer suffering in terms of real wage reductions and increased unemployment. In short, Lula has the enormous challenge of trying to live up to his campaign promises during an electoral year (local elections are scheduled for the end of 2004) and a more precarious global backdrop.

With regard to monetary policy, we think that the downward trend in Brazil's short-term interest rates will probably resume soon, especially if the country's central bank relaxes its inflation target, which could finally help bring economic recovery and send a more bullish signal to the market. In this environment, we will continue to look for opportunities to become less defensive in the portfolio, with a particular focus on stocks that have sold off but which offer what we deem to be good longer-term growth potential.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN BRAZIL AND THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE, AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and The Emerging Markets Telecommunications Fund, Inc. She is also the Co-Chief Investment Officer of The Latin America Equity Fund, Inc. and an Investment Officer of The Chile Fund, Inc.

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2004 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                           MARCH 31, 2004     MARCH 31, 2003
Aerospace/Defense-Equipment                      0.00%            4.88%
Banking                                         13.19%           16.16%
Bottling                                         2.99%           10.57%
Cellular Telecommunications                      5.15%            0.00%
Electric-Integrated                              4.52%            5.36%
Mining                                          16.88%           19.00%
Oil & Natural Gas                               26.21%           18.96%
Paper & Related Products                         3.51%            4.46%
Steel                                            5.99%            0.00%
Telephone-Integrated                             9.50%           14.64%
Tobacco                                          3.38%            1.54%
Other                                            5.20%            2.53%
Cash and Other Assets                            3.48%            1.90%

TOP 10 HOLDINGS, BY ISSUER

                                                                         PERCENT OF
     HOLDING                                          SECTOR             NET ASSETS
-----------------------------------------------------------------------------------
 1.  Petroleo Brasileiro S.A.                    Oil & Natural Gas          26.2
 2.  Companhia Vale do Rio Doce                       Mining                15.9
 3.  Banco Bradesco S.A.                              Banking                4.6
 4.  Tele Norte Leste Participacoes S.A.       Telephone-Integrated          4.6
 5.  Banco Itau Holding Financeira S.A.               Banking                4.4
 6.  Uniao de Bancos Brasileiros S.A.                 Banking                4.2
 7.  Companhia Siderurgica Nacional S.A.               Steel                 3.6
 8.  Souza Cruz S.A.                                  Tobacco                3.4
 9.  Companhia Energetica de Minas Gerais       Electric-Integrated          3.1
10.  Companhia de Bebidas das Americas               Bottling                3.0

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2004

                                                                               NO. OF
DESCRIPTION                                                                    SHARES           VALUE
----------------------------------------------------------------------------------------------------------
EQUITY SECURITIES-96.52%

BANKING-13.19%
Banco Bradesco S.A., ADR                                                          38,700   $     1,863,405
Banco Itau Holding Financeira S.A., ADR                                           38,000         1,777,260
Uniao de Bancos Brasileiros S.A., GDR                                             69,300         1,695,771
                                                                                           ---------------
                                                                                                 5,336,436
                                                                                           ---------------

BOTTLING-2.99%
Companhia de Bebidas das Americas, PN, ADR                                        60,500         1,210,000
                                                                                           ---------------

BUILDING PRODUCTS-0.49%
Duratex S.A., PN                                                               7,500,000           198,693
                                                                                           ---------------

CELLULAR TELECOMMUNICATIONS-5.15%
Celular CRT. Participacoes S.A., PNA                                           1,370,000           281,872
Telemig Celular Participacoes S.A.                                            71,400,000           218,143
Telemig Celular Participacoes S.A., PN                                       311,100,000           610,105
Telesp Celular Participacoes S.A., ADR+                                           57,300           523,149
Telesp Celular Participacoes S.A., PN+                                       126,000,000           451,718
                                                                                           ---------------
                                                                                                 2,084,987
                                                                                           ---------------

ELECTRIC-INTEGRATED-4.52%
Centrais Eletricas Brasileiras S.A., PNB                                      23,200,000           301,724
Companhia Energetica de Minas Gerais, ADR+                                        71,396         1,245,860
Companhia Paranaense de Energia, ADR                                              73,300           282,205
                                                                                           ---------------
                                                                                                 1,829,789
                                                                                           ---------------

FOOD-RETAIL-0.88%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR                     16,900           355,745
                                                                                           ---------------

HOLDING COMPANIES-1.48%
Investimentos Itau S.A., PN                                                      521,000           600,499
                                                                                           ---------------

MINING-16.88%
Caemi Mineracao e Metalurgica S.A., PN+                                          850,000   $       400,654
Companhia Vale do Rio Doce, ADR                                                  137,200         6,427,820
                                                                                           ---------------
                                                                                                 6,828,474
                                                                                           ---------------

OIL & NATURAL GAS-26.21%
Petroleo Brasileiro S.A., ADR                                                      7,000           234,500
Petroleo Brasileiro S.A., PN                                                      11,617           341,735
Petroleo Brasileiro S.A., PN, ADR                                                339,500        10,028,830
                                                                                           ---------------
                                                                                                10,605,065
                                                                                           ---------------

PAPER & RELATED PRODUCTS-3.51%
Aracruz Celulose S.A., ADR                                                        27,300         1,044,225
Votorantim Celulose e Papel S.A., ADR                                             10,800           375,732
                                                                                           ---------------
                                                                                                 1,419,957
                                                                                           ---------------

STEEL-5.99%
Companhia Siderurgica Nacional S.A., ON                                       21,400,000         1,464,462
Gerdau S.A., ADR                                                                  41,230           960,659
                                                                                           ---------------
                                                                                                 2,425,121
                                                                                           ---------------

TELEPHONE-INTEGRATED-9.50%
Brasil Telecom Participacoes S.A., ADR                                            28,900           986,935
Tele Norte Leste Participacoes S.A.                                           34,000,000           395,390
Tele Norte Leste Participacoes S.A., ADR                                         111,400         1,445,972
Telecomunicacoes de Sao Paulo S.A., PN                                        60,100,000         1,017,347
                                                                                           ---------------
                                                                                                 3,845,644
                                                                                           ---------------

TOBACCO-3.38%
Souza Cruz S.A., ON                                                              130,600         1,365,986
                                                                                           ---------------

UTILITIES-2.35%
Centrais Eletricas Brasileiras S.A., ON                                       75,100,000           950,862
                                                                                           ---------------

TOTAL EQUITY SECURITIES
 (Cost $26,885,719)                                                                             39,057,258
                                                                                           ---------------

See accompanying notes to financial statements.

                                                                             PRINCIPAL
                                                                               AMOUNT
DESCRIPTION                                                                    (000'S)          VALUE
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.58%

GRAND CAYMAN-1.58%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.24%,
 04/01/04* (Cost $639,000)                                                   $       639   $       639,000
                                                                                           ---------------

TOTAL INVESTMENTS-98.10%
 (Cost $27,524,719) (Notes A, D, F)                                                             39,696,258
                                                                                           ---------------

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.90%                                               769,718
                                                                                           ---------------

NET ASSETS-100.00%                                                                         $    40,465,976
                                                                                           ===============

+    Security is non-income producing.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

                                 See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2004

ASSETS

Investments, at value (Cost $27,524,719) (Note A, D, F)                                    $    39,696,258
Cash                                                                                                   789
Receivables:
  Investments sold                                                                               1,949,746
  Dividends                                                                                        424,533
Prepaid expenses                                                                                     8,193
                                                                                           ---------------
Total Assets                                                                                    42,079,519
                                                                                           ---------------

LIABILITIES

Payables:
  Investments purchased                                                                          1,392,178
  Investment advisory fee (Note B)                                                                  96,542
  Directors' fees                                                                                    8,186
  Administration fees (Note B)                                                                       4,743
  Other accrued expenses                                                                           111,894
                                                                                           ---------------
Total Liabilities                                                                                1,613,543
                                                                                           ---------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C)           $    40,465,976
                                                                                           ===============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
 (100,000,000 shares authorized)                                                           $         5,580
Paid-in capital                                                                                 76,774,628
Undistributed net investment income                                                                146,846
Accumulated net realized loss on investments and foreign currency related transactions         (48,630,703)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency                                         12,169,625
                                                                                           ---------------
Net assets applicable to shares outstanding                                                $    40,465,976
                                                                                           ===============

NET ASSET VALUE PER SHARE ($40,465,976 DIVIDED BY 5,580,441)                               $          7.25
                                                                                           ===============

MARKET PRICE PER SHARE                                                                     $          6.75
                                                                                           ===============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                                $     1,978,592
  Interest                                                                                           1,191
  Less: Foreign taxes withheld                                                                    (245,299)
                                                                                           ---------------
  Total Investment Income                                                                        1,734,484
                                                                                           ---------------

Expenses:
  Investment advisory fees (Note B)                                                                414,364
  Legal fees                                                                                        56,741
  Directors' fees                                                                                   53,174
  Audit fees                                                                                        45,511
  Printing (Note B)                                                                                 39,726
  Administration fees                                                                               39,069
  Accounting fees (Note B)                                                                          30,002
  NYSE listing fees                                                                                 29,720
  Custodian fees (Note B)                                                                           27,982
  Transfer agent fees                                                                               23,203
  Insurance                                                                                         12,773
  Miscellaneous                                                                                      6,540
  Brazilian taxes (Note A)                                                                           3,382
                                                                                           ---------------
  Total Expenses                                                                                   782,187
  Less: Fee waivers (Note B)                                                                      (107,428)
                                                                                           ---------------
    Net Expenses                                                                                   674,759
                                                                                           ---------------
  Net Investment Income                                                                          1,059,725
                                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                                                    6,146,525
  Foreign currency related transactions                                                            (52,999)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency                                12,687,892
                                                                                           ---------------
Net realized and unrealized gain on investments and foreign currency related transactions       18,781,418
                                                                                           ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $    19,841,143
                                                                                           ===============

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE FISCAL YEARS ENDED
                                                                                     MARCH 31,
                                                                         ---------------------------------
                                                                              2004              2003
                                                                         ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
  Net investment income                                                  $     1,059,725   $        30,999
  Net realized gain/(loss) on investments and foreign currency
   related transactions                                                        6,093,526        (6,770,357)
  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities
   denominated in foreign currency                                            12,687,892        (3,617,530)
                                                                         ---------------   ---------------
    Net increase/(decrease) in net assets resulting from operations           19,841,143       (10,356,888)
                                                                         ---------------   ---------------
Dividends to shareholders:
  Net investment income                                                         (837,066)         (167,413)
                                                                         ---------------   ---------------
    Total increase/(decrease) in net assets                                   19,004,077       (10,524,301)
                                                                         ---------------   ---------------
NET ASSETS

Beginning of year                                                             21,461,899        31,986,200
                                                                         ---------------   ---------------
End of year                                                              $    40,465,976*  $    21,461,899
                                                                         ===============   ===============

----------
*   Including undistributed net investment income of $146,846.

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                      FOR THE FISCAL YEARS ENDED MARCH 31,
                                             ------------------------------------------------------
                                                2004           2003           2002           2001
                                             ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year           $    3.85      $    5.73      $    6.31      $    8.36
                                             ---------      ---------      ---------      ---------
Net investment income/(loss)                      0.19++         0.01++         0.12++         0.09
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                            3.36          (1.86)         (0.52)         (2.18)
                                             ---------      ---------      ---------      ---------
Net increase/(decrease) in net assets
  resulting from operations                       3.55          (1.85)         (0.40)         (2.09)
                                             ---------      ---------      ---------      ---------
Dividends and distributions to
  shareholders:
  Net investment income                          (0.15)         (0.03)         (0.18)            --
  Net realized gains on investments                 --             --             --             --
                                             ---------      ---------      ---------      ---------
Total dividends and distributions to
  shareholders                                   (0.15)         (0.03)         (0.18)            --
                                             ---------      ---------      ---------      ---------
Anti-dilutive impact due to capital
  shares repurchased                                --             --             --           0.04
                                             ---------      ---------      ---------      ---------
Dilution due to common stock rights
  offering                                          --             --             --             --
                                             ---------      ---------      ---------      ---------
Net asset value, end of year                 $    7.25      $    3.85      $    5.73      $    6.31
                                             =========      =========      =========      =========
Market value, end of year                    $    6.75      $    3.59      $    5.10      $    4.95
                                             =========      =========      =========      =========
Total investment return (a)                      91.62%        (29.06)%         7.14%        (19.18)%
                                             =========      =========      =========      =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)        $  40,466      $  21,462      $  31,986      $  35,225
Ratio of expenses to average net assets,
  net of fee waivers#                             2.06%          4.06%          2.45%          2.38%
Ratio of expenses to average net assets,
  excluding fee waivers#                          2.39%          4.37%          2.74%          2.66%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes          2.05%          3.81%          2.18%          2.20%
Ratio of net investment income/(loss) to
  average net assets                              3.24%          0.14%          2.17%          1.24%
Portfolio turnover rate                             65%           122%            88%            82%

++   Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
^ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.

                                 See accompanying notes to financial statements.

                                                                     FOR THE FISCAL YEARS ENDED MARCH 31,
                                             ------------------------------------------------------------------------------------
                                                2000          1999           1998          1997             1996           1995
                                             ---------     ---------      ---------     ---------        ---------      ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year           $    4.98     $   10.26      $   17.96     $   14.18        $   13.02      $   20.80
                                             ---------     ---------      ---------     ---------        ---------      ---------
Net investment income/(loss)                      0.02++        0.04++         0.03          0.10+            0.06          (0.12)
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions                            3.23         (5.23)         (2.76)         5.69             3.32^         (3.80)
                                             ---------     ---------      ---------     ---------        ---------      ---------
Net increase/(decrease) in net assets
  resulting from operations                       3.25         (5.19)         (2.73)         5.79             3.38          (3.92)
                                             ---------     ---------      ---------     ---------        ---------      ---------
Dividends and distributions to
  shareholders:
  Net investment income                             --         (0.12)         (0.02)        (0.02)              --          (0.03)
  Net realized gains on investments                 --            --          (4.95)           --            (2.22)         (3.83)
                                             ---------     ---------      ---------     ---------        ---------      ---------
Total dividends and distributions to
  shareholders                                      --         (0.12)         (4.97)        (0.02)           (2.22)         (3.86)
                                             ---------     ---------      ---------     ---------        ---------      ---------
Anti-dilutive impact due to capital
  shares repurchased                              0.13          0.03             --            --               --             --
                                             ---------     ---------      ---------     ---------        ---------      ---------
Dilution due to common stock rights
  offering                                          --            --             --         (1.99)              --             --
                                             ---------     ---------      ---------     ---------        ---------      ---------
Net asset value, end of year                 $    8.36     $    4.98      $   10.26     $   17.96        $   14.18      $   13.02
                                             =========     =========      =========     =========        =========      =========
Market value, end of year                    $   6.125     $   4.313      $   8.375     $   14.50        $  13.875      $   14.75
                                             =========     =========      =========     =========        =========      =========
Total investment return (a)                      42.03%       (46.87)%        (5.55)%        4.67%(b)         8.85%         (6.79)%
                                             =========     =========      =========     =========        =========      =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)        $  47,722     $  31,018      $  67,360     $ 117,887        $  65,696      $  60,156
Ratio of expenses to average net assets,
  net of fee waivers#                             3.80%         5.17%          2.07%         1.76%            1.76%          1.86%
Ratio of expenses to average net assets,
  excluding fee waivers#                          4.15%         5.52%          2.42%         2.11%            2.11%          2.13%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes          3.33%         4.82%          1.72%         1.69%            1.76%          1.73%
Ratio of net investment income/(loss) to
  average net assets                              0.41%         0.66%          0.17%         0.39%            0.39%         (0.62)%
Portfolio turnover rate                            135%          137%           123%           74%              55%            69%

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market are valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to fixed-income instruments carried out by financial institutions. The tax rate of 0.38% was effective until the end of 2003, and declined to 0.08% during 2004. For the year ended March 31, 2004, the Fund incurred $3,382 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the fiscal year ended March 31, 2004, CSAM earned $414,364 for advisory services, of which CSAM waived $107,428. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended March 31, 2004, CSAM was reimbursed $6,403 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 2004, BBNA earned $2,838 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 2004, BSFM earned $32,666 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended March 31, 2004, Merrill was paid $21,626 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at March 31, 2004, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended March 31, 2004, purchases and sales of securities, other than short-term investments, were $20,574,968 and $21,225,021, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the fiscal year ended March 31, 2004, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses (as later defined ), and excise tax regulations.

The tax character of dividends paid during the fiscal years ended March 31 for the Fund were as follows:

                       ORDINARY INCOME
                    ---------------------
                       2004        2003
                    ---------   ---------
                    $ 837,066   $ 167,413

At March 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income         $     146,846
Accumulated net realized loss           (48,404,660)
Unrealized appreciation                  11,943,582
                                      -------------
Total distributable earnings          $ (36,314,232)
                                      =============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax year ended March 31, 2004, the Fund incurred but elected not to defer net realized losses of $18,268 from foreign currency related transactions.

At March 31, 2004, the Fund had a capital loss carryover for U.S. federal income tax purposes of $48,404,660 of which, $23,250,685, $11,025,477, $7,751,566, and
$6,376,932 expire in 2007, 2008, 2010 and 2011, respectively. The Fund will be unable to realize the benefit from these losses if it cannot realize gains on investments prior to the liquidation of the Fund.

At March 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $27,750,762, $12,175,886, $(230,390) and $11,945,496, respectively.

At March 31, 2004, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions, relating to foreign currency losses of $75,813 to undistributed net investment income, to adjust for current period permanent book/tax differences. Net assets were not affected by this reclassification.

NOTE G. LITIGATION CONTINGENCIES

On September 22, 2002, the Fund announced that it had entered into a settlement agreement with the plaintiff in two litigations then pending against the Fund. The first action, commenced in May 1997 in the U.S. Southern District of New York, alleged that the Fund's 1996 rights offering constituted a breach of fiduciary duty by the Fund's investment adviser and its directors. (STROUGO V. BASSINI ET AL. 97Civ. 3579 (RWS).) The second action, brought by the same plaintiff in the same court, alleged violations of Sections 36(a) and 36(b) of the 1940 in connection with the investment advisory fee arrangements between the Fund and CSAM. (STROUGO V. BEA ASSOCIATES, 98 Civ. 3725 (RWS).)

Under the terms of the settlement agreement, which has received final court approval:

     - the Fund will be liquidated and its net assets distributed to shareholders;

     - the class members in the rights offering litigation (shareholders who owned shares during the period June 7, 1996 through July 17, 1996) who did not exercise their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $1.00 per share sold, upon presentation of accurate and completed proof of claims,

     - the class members in the rights offering litigation who exercised their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $0.25 per share for rights which were exercised, upon presentation of accurate and completed proof of claims; and

     - plaintiff will receive an award of attorneys' fees and related amounts of $515,000 plus reimbursement of expenses in the amount of $70,561.

The amounts payable to the class members and plaintiff's counsel fees and expenses (inclusive of any compensatory award to the plaintiff) will be payable in the first instance by CSAM, but most of those amounts are expected to be reimbursed by Gulf Insurance Company ("Gulf"), the issuer of an errors and omissions policy covering CSAM, the Fund and its directors and officers.

Under a separate agreement among the Fund, CSAM and Gulf, Gulf has agreed: (i) to reimburse CSAM for up to $750,000 of the plaintiff's legal fees and related amounts and up to $75,000 of expense reimbursements to plaintiff's counsel; (ii) to reimburse the Fund and CSAM for the cost of funding the settlement payments to all of the class plaintiffs in the rights offering litigation up to a cap which is sufficient to satisfy all claims; and (iii) to reimburse $512,500 of costs and attorneys' fees billed by CSAM, the Fund and the individual defendants prior to December 31, 2001 for defense of the two actions (the "Defense Fee") and 87.5% of all costs and fees billed to CSAM, the Fund and the individual defendants after December 31, 2001 in connection with the litigation and settlement of the two actions (with the remaining 12.5% to be borne equally by CSAM and the Fund).

CSAM will receive $506,250 of the Defense Fee and the Fund the balance, and in consideration therefor CSAM has agreed to waive its claim for indemnification from the Fund of the approximately $1.1 million in costs and fees incurred by it in connection with the fee litigation through September 30, 2002. CSAM has also agreed to waive any rights to indemnification from the Fund for any costs and fees incurred after December 31, 2001 in connection with the litigation and settlement of the two litigations which are not paid by the insurance carrier.

The liquidation of the Fund is to occur within 30 days following the issuance by the Securities and Exchange Commission of an exemptive order under the 1940 Act permitting the Fund's participation in the settlement on the terms described above.

NOTE H. OTHER CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of The Brazilian Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian provide a reasonable basis for our opinion.

As disclosed in Note G to the financial statements, the Fund will liquidate within 30 days following the issuance of an exemptive order by the SEC, permitting the Fund's participation in certain legal settlements.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 14, 2004

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 21, 2004, the 2003 Annual Meeting of Shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                           FOR       WITHHELD
----------------                                         ---------   --------
Martin M. Torino                                         4,922,642    151,204
Joseph D. Gallagher                                      4,812,271    261,575

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, George W. Landau, Robert J. McGuire, William W. Priest, Jr. and Miklos A. Vasarhelyi continued as directors of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President. Laurence R. Smith who previously held these positions resigned effective May 21, 2003.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 2004) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.15 per share dividend paid in respect of such fiscal year, is represented entirely by net investment income. The entire amount of the ordinary income dividend represents qualifying dividend income, which is subject to a maximum tax rate of 15%. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for 60 days or more. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign withholding taxes paid by the Fund to its shareholders. The total amount of foreign withholding taxes incurred by the Fund during the fiscal year ended March 31, 2004 was $245,299 equal to $0.04 per share from Brazil. The entire amount of the foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2003.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2004. The notification will reflect the amount, if any, that calendar year 2004 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2005.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                     TERM                                          NUMBER OF
                                                   OF OFFICE                                     PORTFOLIOS IN
                                                     AND                                             FUND
                                 POSITION(S)        LENGTH                PRINCIPAL                 COMPLEX            OTHER
NAME, ADDRESS AND                 HELD WITH        OF TIME           OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                       FUND            SERVED             PAST FIVE YEARS             DIRECTOR      HELD BY DIRECTOR
-----------------------------  ----------------  ------------  --------------------------------  -------------  -------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac               Lead Director;    Since 1996;   Professor of Finance and                8        Director of The
  c/o Credit Suisse Asset      Nominating        current term  Economics, Graduate School of                    Adams Express
  Management, LLC              Committee         ends at the   Business, Columbia University                    Company (a
  Attn: General Counsel        Chairman and      2004 annual   since 1971                                       closed-end
  466 Lexington Avenue         Audit Committee   meeting                                                        investment
  New York, New York           Member                                                                           company); Director
  10017-3140                                                                                                    of Petroleum and
                                                                                                                Resources
  Date of Birth: 10/02/41                                                                                       Corporation (a
                                                                                                                closed-end
                                                                                                                investment company)

James J. Cattano               Director;         Since 1992;   President, Primary                      4        None
  c/o Primary Resources, Inc.  Nominating        current term  Resources, Inc. (an international
  55 Old Field Point Road      Committee Member  ends at the   trading and manufacturing
  Greenwich, Connecticut       and Audit         2005 annual   company specializing in the sale
  06830                        Committee         meeting       of agricultural commodities
                               Chairman                        throughout Latin American
  Date of Birth: 06/24/43                                      markets) since October 1996

George W. Landau               Director and      Since 1992;   Senior Advisor, Latin America,          5        Director of GAM
  c/o Credit Suisse Asset      Audit Committee   current term  The Coca-Cola Company since                      Funds, Inc.
  Management, LLC              Member            ends at the   1987; Advisor of Guardian
  Attn: General Counsel                          2004 annual   Industries (a glass
  466 Lexington Avenue                           meeting       manufacturer) since 1992
  New York, New York
  10017-3140

  Date of Birth: 03/04/20

Robert J. McGuire              Director and      Since 1998;   Of Counsel, Morvillo,                   1        Director of Trump
  565 Fifth Avenue,            Nominating        current term  Abramowitz, Graud, Iason &                       Hotels & Casino
  9th Floor                    Committee         ends at the   Silberberg, P.C. since 1998;                     Resorts; Director
  New York, New York           Member            2005 annual   President and Chief Operating                    of Mutual of
  10017                                          meeting       Officer of Kroll Associates from                 America Investment
                                                               1989 to 1997                                     Corp.; Director of
  Date of Birth: 12/08/36                                                                                       GAM Funds, Inc.;
                                                                                                                Director of GAM
                                                                                                                Avalon Funds, Inc.;
                                                                                                                Director of Six
                                                                                                                Flags, Inc.
                                                                                                                (entertainment);
                                                                                                                Trustee of Iona
                                                                                                                College

                                                     TERM                                          NUMBER OF
                                                   OF OFFICE                                     PORTFOLIOS IN
                                                     AND                                             FUND
                                 POSITION(S)        LENGTH                PRINCIPAL                 COMPLEX            OTHER
NAME, ADDRESS AND                 HELD WITH        OF TIME           OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                       FUND            SERVED             PAST FIVE YEARS             DIRECTOR      HELD BY DIRECTOR
-----------------------------  ----------------  ------------  --------------------------------  -------------  -------------------
INDEPENDENT DIRECTORS--(CONCLUDED)

Martin M. Torino               Director;         Since 1992;   Chief Executive Officer and             3        None
  c/o Credit Suisse Asset      Nominating and    current term  Director of Celsur Logistica
  Management, LLC              Audit Committee   ends at the   S.A. (Logistics) since 2002;
  Attn: General Counsel        Member            2006 annual   Chairman of the Board of Ingenio
  466 Lexington Avenue                           meeting       y Refineria San Martin Del
  New York, New York                                           Tabacal S.A. (a sugar refinery)
  10017-3140                                                   from August 1996 to 2000

  Date of Birth: 08/14/49

Miklos A. Vasarhelyi           Director and      Since 1998;   William von Minden Professor of         1        None
  c/o Rutgers University       Nominating        current term  Accounting Information Systems,
  180 University Avenue        Committee Member  ends at the   Rutgers University since 1989
  Newark, New Jersey                             2004 annual
  07102                                          meeting

  Date of Birth: 07/28/44

INTERESTED DIRECTORS

Joseph D. Gallagher*           Chairman of the   Since 2003;   Managing Director, Chief               45        None
  c/o Credit Suisse Asset      Board of          current term  Executive Officer of CSAM and
  Management, LLC              Directors, Chief  ends at the   Global Chief Operating Officer
  466 Lexington Avenue         Executive Officer 2006 annual   of Credit Suisse Asset
  New York, New York           and President     meeting       Management since 2003; Global
  10017-3140                                                   Chief Financial Officer, Credit
                                                               Suisse Asset Management from
  Date of Birth: 12/14/62                                      1999 to 2003; Chief Executive
                                                               Officer and Director of Credit
                                                               Suisse Asset Management Limited,
                                                               London, England, from June 2000
                                                               to 2003; Director of Credit
                                                               Suisse Asset Management Funds
                                                               (UK) Limited, London, England,
                                                               from June 2000 to 2003; Managing
                                                               Director, Head-Asian Corporate
                                                               Finance and M&A, Credit Suisse
                                                               First Boston, Hong Kong, China,
                                                               from January 1998 to May 1999;
                                                               Officer of other Credit Suisse
                                                               Funds

                                                     TERM                                          NUMBER OF
                                                   OF OFFICE                                     PORTFOLIOS IN
                                                     AND                                             FUND
                                 POSITION(S)        LENGTH                PRINCIPAL                 COMPLEX            OTHER
NAME, ADDRESS AND                 HELD WITH        OF TIME           OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
DATE OF BIRTH                       FUND            SERVED             PAST FIVE YEARS             DIRECTOR      HELD BY DIRECTOR
-----------------------------  ----------------  ------------  --------------------------------  -------------  -------------------
INTERESTED DIRECTORS--(CONCLUDED)

William W. Priest, Jr.*        Director          Since 1997;   Co-Managing Partner, Steinberg         49        Director of Globe
  Steinberg Priest & Sloane                      current term  Priest & Sloane Capital                          Wireless, LLC(a
  Capital Management, LLC                        ends at the   Management, LLC since March                      maritime
  12 East 49th Street                            2005 annual   2001; Chairman and Managing                      communications
  12th Floor                                     meeting       Director of CSAM from 2000 to                    company); Director
  New York, New York                                           February 2001, Chief Executive                   of InfraRed X (a
  10017                                                        Officer and Managing Director of                 medical device
                                                               CSAM from 1990 to 2000                           company)
  Date of Birth: 09/24/41

                                 POSITION(S)        LENGTH
NAME, ADDRESS AND                 HELD WITH        OF TIME
DATE OF BIRTH                       FUND            SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------  ----------------  ------------  -------------------------------------------------
OFFICERS

Emily Alejos                   Chief Investment  Since 1999    Director of CSAM since January 1999; Vice
  c/o Credit Suisse Asset      Officer                         President of CSAM from 1997 to January 1999;
  Management, LLC                                              Associated with CSAM since 1997; Officer of other
  466 Lexington Avenue                                         Credit Suisse Funds
  New York, New York
  10017-3140

  Date of Birth: 10/27/63

Hal Liebes                     Senior Vice       Since 1997    Managing Director and Global General Counsel of
  c/o Credit Suisse Asset      President                       CSAM; Associated with CSAM since 1997; Officer of
  Management, LLC                                              other Credit Suisse Funds
  466 Lexington Avenue
  New York, New York
  10017-3140

  Date of Birth: 07/06/64

Michael A. Pignataro           Chief Financial   Since 1993    Director and Director of Fund Administration of
  c/o Credit Suisse Asset      Officer and                     CSAM; Associated with CSAM since 1984; Officer of
  Management, LLC              Secretary                       other Credit Suisse Funds
  466 Lexington Avenue
  New York, New York
  10017-3140

  Date of Birth: 11/15/59

                                 POSITION(S)        LENGTH
NAME, ADDRESS AND                 HELD WITH        OF TIME
DATE OF BIRTH                       FUND            SERVED      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------  ----------------  ------------  -------------------------------------------------
OFFICERS--(CONCLUDED)

Robert M. Rizza                Treasurer         Since 1999    Assistant Vice President of CSAM since January
  c/o Credit Suisse Asset                                      2001; Associated with CSAM since 1998; Officer of
  Management, LLC                                              other Credit Suisse Funds
  466 Lexington Avenue
  New York, New York
  10017-3140

  Date of Birth: 12/09/65

* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM. Mr. Priest is an interested person of the Fund because up to December 31, 2002 he was retained by CSAM to provide consulting services.

PROXY VOTING (UNAUDITED)

The policies and procedures that The Brazilian Equity Fund, Inc. (the "Fund") uses to determine how to vote proxies relating to its portfolio securities are available:

          -    by calling 1-800-293-1232;

          -    on the Fund's website, www.csam.com; or

          - on the website of the Securities and Exchange Commission, http://www.sec.gov.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Brazilian Equity Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF FEBRUARY 11, 2004.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2004, CSAM managed over $47 billion in the U.S. and, together with its global affiliates, managed assets of over $324 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac              Lead Director

James J. Cattano              Director

George W. Landau              Director

Robert J. McGuire             Director

William W. Priest, Jr.        Director

Martin M. Torino              Director

Miklos A. Vasarhelyi          Director

Joseph D. Gallagher           Chairman of the Board of Directors, Chief
                              Executive Officer and President

Emily Alejos                  Chief Investment Officer

Hal Liebes                    Senior Vice President

Michael A. Pignataro          Chief Financial Officer and Secretary

Robert M. Rizza               Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[BZL LISTED NYSE(R) LOGO]
                                                                      3910-AR-04

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended March 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended March 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has one audit committee financial expert serving on its audit committee: Enrique R. Arzac. The audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its principal auditors, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended March 31, 2003 and March 31, 2004.

                                2003               2004
----------------------------------------------------------
Audit Fees                      $  36,000          $36,800
Audit-Related Fees(1)               3,000            3,000
Tax Fees(2)                         8,200            8,200
All Other Fees                  $  11,200          $11,200
Total                           $  47,200          $48,000

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended March 31, 2003 and March 31, 2004.

                                2003               2004
-------------------------------------------------------
Audit-Related Fees              N/A                N/A

Tax Fees                        N/A                N/A
All Other Fees                  N/A                N/A
Total                           N/A                N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                2003               2004
-------------------------------------------------------
Audit-Related Fees              N/A                N/A
Tax Fees                        N/A                N/A
All Other Fees                  N/A                N/A
Total                           N/A                N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended March 31, 2003 and March 31, 2004:

                                2003               2004
-------------------------------------------------------
Audit-Related Fees              N/A                N/A
Tax Fees                        N/A                N/A
All Other Fees                  N/A                N/A
Total                           N/A                N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended March 31, 2003 and March 31, 2004 were $11,200 and $11,200, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James J. Cattano, George W. Landau and Martin M. Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC


                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

          Introduction

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

          Policy

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

          Proxy Voting Committee

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

          Conflicts

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

          Consent

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

          Recordkeeping

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

          These records include the following:

          a copy of the Policy;

          a copy of each proxy statement received on behalf of CSAM clients;

          a record of each vote cast on behalf of CSAM clients;

          a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

          a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

          Disclosure

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

          Procedures

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

          PROXY VOTING POLICY

          Operational Items

          Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

          Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

          Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

          Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

          Board of Directors

          Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

          Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

          Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

          Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

          Proxy Contests

          Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

          Confidential Voting

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          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Antitakeover Defenses and Voting Related Issues

          Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

          Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

          Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

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          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

          Merger and Corporate Restructuring

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

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          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

          Capital Structure

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

          Executive and Director Compensation

          Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                                                January 13, 2004

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 8, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE BRAZILIAN EQUITY FUND, INC.


          /S/ Joseph D. Gallagher
          -----------------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date: June 4, 2004


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date: June 4, 2004


          /s/ Michael A. Pignataro
          -----------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date: June 4, 2004